Strategy Update March 23, 2023 NYSE: PHX Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”). No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA is a supplemental non-GAAP measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, excluding unrealized gains (losses) on derivatives and gains (losses) on asset sales and including cash receipts from (payments on) off-market derivatives and restricted stock and deferred directors’ expense. PHX references Adjusted EBITDA in this presentation because it recognizes that certain investors consider Adjusted EBITDA a useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA has limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2022, referenced in this presentation were prepared by Cawley Gillespie, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC.

PHX Stated Strategy 3 Since January 2020, PHX has regularly communicated to the market our rationale for a mineral only acquisition strategy as well as progress achieved Prior to this strategy change, company assets were largely mature working interest positions with no development opportunities to grow future volumes and offset natural decline PHX’s legacy, open, unleased mineral position is situated in relatively inactive areas and provides no near term catalyst to increase shareholder value PHX has publicly stated that, as a growth company (need for size and scale), approximately 90% of cash flow will be allocated to mineral acquisitions and approximately 10% to dividends (dividend has increased by 125% since 2020) PHX now has an inventory of mineral interests in over 2,000 gross (11.45 net) drilling locations in the most active basins in the U.S. that will sustain royalty volume growth for the next several years, converting approximately 300 gross (1.10 net) wells per year PHX applies state of the art geo-science and reservoir engineering in evaluating each mineral acquisition opportunity PHX acquires in the core of 2 focus areas (SCOOP and Haynesville) under reputable creditworthy active operators to assure minerals are timely developed

Investment Considerations

PHX is a growth oriented mineral rights company focused on natural gas

- ☑ **Dramatic turnaround high-grading asset base completed**
- ☑ **New strategy focused on growing higher margin royalty production and reserves**
- ☑ **Low capital requirement model positions company for significant free cash flow generation**
- ☑ **Strong returns on invested capital with ongoing opportunity for accretive acquisitions**
- ☑ **Hedging program protects downside risk and provides upside exposure to rising natural gas prices**

Key Statistics

NYSE	PHX
Market Cap[1]	$128.6
Enterprise Value[2]	$159.8
Pro forma Liquidity[3]	$41.1
Dividend Yield[4]	2.49%
Leverage[5]	1.25x
Calendar 2022 Adjusted EBITDA[6]	$26.7
Calendar 2022 ROCE[7]	16%

Royalty Interest Production Growth



MMCFE
12,000
10,000
8,000
6,000
4,000
2,000
0
CAGR: 22%
Outlook[8]
Outlook[8]
2019
2020
2021
2022
2023
2024
Gas
Oil
NGL

Source: Company information and Enverus
1 Based on $3.61 per share on 01/31/2023 and 35.64M shares outstanding as of 12/31/2022
2 Debt of $33.3m minus cash on hand of $2.1m as of 12/31/2022
3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base as of 12/31/2022 ; Pro-forma proceeds from divestures of Eagleford and Arkoma working interest assets
4 Based on $0.09 Dividend per share
5 Debt / TTM Adjusted EBITDA
6 See slide 18 for Non-GAAP reconciliation
7 See slide 6 for ROCE definition
8 Based upon current growth trends

PHX MINERALS

4

Corporate Highlights Seasoned management and technical team Management team and Board with significant experience and deep relationships throughout PHX’s core areas Strong track record of delivering on stated strategy Management and Board have significant common equity stake Attractive valuation relative to mineral focused peer group Trading at a discount relative to reserve value and based on peer group TEV/ EBITDA multiple Free cash flow yield of 20% Current dividend yield of 2.49%1 Simple capital structure; bank debt and common equity Low leverage / ample liquidity Proven track record of acquiring undervalued assets Actively pursuing high-quality positions in targeted regions Highly fragmented minerals space providing ample supply of private minerals Limited capital market options for sellers seeking an exit PHX’s average acquisition size targets underserved segment of the market Minimal incremental G&A required to meaningfully scale No further capital requirements once minerals are owned 5 1 Based on $0.09 fixed Rate dividend per share

Strategy Execution Goals Set in early 2020 Achievements Through 2023 YTD High Grade Asset Base Grow royalty production (higher margin/lower cost) Improve line of sight development opportunities Exit working interest assets (higher cost/lower margin) Divest unleased non-producing minerals lacking scale and line of sight development Annual royalty volume growth since 2020: 85% Targeted Mineral acquisitions completed: $102 million Built a 10+ year inventory of line of sight development locations Working interest wellbores sold: 1,350 Unleased non-producing mineral acres sold: 24,400 Build a strong and sustainable balance sheet Reduced leverage: 2.5x to 1.25x (Debt / TTM Adjusted EBITDA1) Improved commercial bank lending terms and relationships Enhanced liquidity profile as a result of superior asset performance and more predictable development timing Resilient balance sheet designed to withstand commodity price volatility Become a consolidator in the mineral space Mineral acquisition transactions completed: 55 Focus on smaller acquisition in targeted areas: $1.8 million average (generates higher returns with less competition) Acquisitions to date have generated returns far in excess of cost of capital About 90% of free cash flow to be redeployed into high quality line of sight minerals Generate return on capital employed (ROCE) Generated 16% ROCE2 in 2022 up from 0% in 2019 and 2020 1 See slide 15 for Adjusted EBITDA definition 2 Annualized EBIT excluding non-cash gain/loss on derivatives, non-cash impairments, non-cash G&A, cash receipts from/payments on off-market derivatives and gain(losses) on asset sales divided by average debt and equity during the quarter

Royalty Interests Versus Working Interests PHX believes that royalty assets provide a higher risk adjusted return compared to working interest assets Illustrative Margin Comparison Working Interest Mcfe Revenue $3.00 Less: Royalty Burden ($0.60)(1) Less: LOE ($1.00) Less: Taxes ($0.15) Less: Transportation ($0.25) Cash Margin ($) $1.00 Cash Margin (%) 33.0% Royalty Mcfe Revenue $3.00 Less: LOE - Less: Taxes ($0.15) Less: Transportation ($0.20)(2) Cash Margin ($) $2.65 Cash Margin (%) 88.0% Non-operated Working interest ownership bears one hundred percent of the development and production costs associated with a hydrocarbon well. Non-operated Working interest owners receive their share of the revenue after the royalty interest owners are paid. A mineral interest is real property that entitles the owner to all the rights associated with hydrocarbons below the surface in perpetuity. A royalty interest is created from a mineral interest and entitles the owner to receive a certain percentage of the gross revenue generated from the sales of the hydrocarbons without incurring development and operating costs. Royalty owner’s volumes come from working interest royalty burden 1 Assumes a 1/5 lease royalty burden 2 A portion of leases are cost free with all transportation costs paid by the operator

Royalty Interests Have Less Risk Than Working Interests 8 Both royalties and non-operated working interest asset classes have the same exposure to pricing cycles, however, Royalty assets have fewer risks when compared to other hydrocarbon asset classes The biggest risk associated with royalties is the lack of control over development timing Non-operated working interest assets have similar timing uncertainty as royalty owners Non-operated working interest assumes all cost to operate the well Royalty owners are not subject to lease operating expenses, SG&A overhead or workover expenses Increasing Risk Capex Exposure Operating Cost Exposure Environmental Liability Timing Risk Operator Bankruptcy Risk E&P (Non op Working Interest) E&P (Operated Working Interest) Royalties

Royalty Interests Trade At Higher Multiples Than Working Interests 9 Investors value working interest and royalty companies differently in the public markets Royalty companies trade at a premium to working interest companies primarily due to lower risk and lower capital intensity of the business Over time, PHX believes it should see an increase of its Enterprise Value / EBITDA ratio (adjusted for size) as the market recognizes the success of the royalties-only strategy Source: Stifel Nicolaus research note published on March 6, 2023

Robust Acquisition Process 10 PHX believes that being the aggregator of choice in our core areas is a key component of our strategy Royalties, just like any other hydrocarbon asset class, are naturally depleting assets and reinvestment is required to maintain and grow cash flows over time We target minerals in our core areas (SCOOP and Haynesville) with full analysis of geology and established type curves in order to minimize execution risk Typical profile of acquisitions includes an already producing component as well as royalties that are either in the process of being developed (WIPs) or will be developed over time (locations) by reputable and creditworthy operators to minimize timing risk Our acquisition program targets returns well in excess of our cost of capital (see ROCE) to drive increasing shareholder value IRR Payback MOIC Commodity Pricing Geology Type Curves Title Review Takeaway Capacity Basin Differentials Development Timing Inputs Requirements PHX’s A&D Methodology

Well Conversion Driven by Recent Acquisitions 11 Locations ahead of the drill bit, in the core of active plays, acquired by PHX have consistently converted to cash flowing royalties over the last three years At the same time, our inventory of high graded locations continues to grow This conversion ratio and inventory demonstrates the royalty growth in both production volumes and reserves already achieved and the sustainability of our future growth over time Gross Conversions Net Conversions

Near Term Drilling Inventory Continues to Grow 12 Continuous replacement of wells in progress inventory will drive future royalty volume growth Gross Inventory Net Inventory Source: Internal data & Enverus Note: WIPs includes wells that are either being drilled or waiting on completion

Production Growth Driven by Well Conversion 13 PHX believes that growing royalty production volumes over time is key to growing cash flow and dividends and generating additional shareholder value Royalty production has consistently grown over the last three years The majority of the growth has come from locations acquired over the last three years being converted to production Production from legacy minerals has generated a minor portion of the royalty production growth achieved to date PHX believes that replacing non-operated working interest production volumes with higher margin royalty production volumes yields greater cash flow Royalty interest volumes now represent 90% of Total Annual Volumes Volumes from royalty acquisitions ahead of the drill bit completed over last three years now make up approximately 50% of total royalty volumes Total corporate volumes expected to grow year over year (1) (1) 1 Based upon current growth trends, excludes any potential WI divestiture Note: Acquisition RI Production includes all acquisitions closed after October 2020

Royalty Production Continues to Grow 14 Annual royalty volume growth is a direct result of strategy to purchase royalties ahead of the drill bit in core areas under credible operators in order to minimize timing risk Slides 11 and 12 herein depict the annual conversion rate of wells to producing on our undeveloped minerals. We have approximately 2,000 gross identified undeveloped drilling locations that will feed the conversions to new producing wells 1 Based upon current growth trends CAGR: 22% Outlook (1) MMCFE Outlook (1)

Driving Growth with a Stable Balance Sheet 15 1 Adjusted EBITDA calculated as net income excluding non-cash gain/loss on derivatives, income tax expense, interest expense, DD&A, non-cash impairments, non-cash G&A, gain(losses) on asset sales and cash receipts from/payments on off-market derivatives 2 Represents calendar quarters 3 Pro-forma divestures of Eagleford and Arkoma working interest assets See page 19 for Adjusted EBITDA Reconciliation Net Debt ($millions)2,3 Adjusted EBITDA ($millions)1,2

Improving Margins Driving Net Income & ROCE 16 The two key metrics used by PHX to measure the success of our royalties-only strategy and royalties acquisition program are: Return on Capital Employed (ROCE) NAV per share measure (the PV-10 value of our proved and probable reserves) Balance sheet management and ample liquidity underpin our strategy in order to thrive across the various pricing cycles of the energy sector Note: ROCE calculated as annualized EBIT excluding non-cash gain/loss on derivatives, non-cash impairments, non-cash G&A, cash receipts from/payments on off-market derivatives and gain(losses) on asset sales divided by average debt and equity during the quarter Royalties Only Strategy Non-operated Working interest Strategy

Per Share NAV Continues to Grow 17 NAV has consistently increased both on an absolute and per share basis (published in every corporate presentation since early 2021) since mineral-only strategy effort began under new management team Despite divesting of non-operated working interest, high grading assets with mineral acquisition program has grown PV10 value and increased NAV per share (net of debt) Below reserve value independently verified by DeGolyer & MacNaughton (2021) and Cawley Gillespie (2022) Current asset base has lower risk and higher growth profile than the PHX pre-2020 legacy asset base Note: Earnings before interest and taxes (“EBIT”) excluding non-cash gain/loss on derivatives, non-cash impairment expense, non-cash general and administrative expense, cash receipts from/payments on off-market derivatives and gain(losses) on asset sales divided by average debt and equity for the fiscal year Royalties Only Strategy Total 2P Reserve Value @ PV-10 ($ millions) NAV per Share Net of Debt Next Twelve Month NYMEX strip for oil and natural gas as of date reserves analysis was compiled

Appendix

Adjusted EBITDA Reconciliation

	Three Months Ended March 31, 2020	Three Months Ended June 30, 2020	Three Months Ended Sept. 30, 2020	Three Months Ended Dec. 31, 2020	Three Months Ended March 31, 2021	Three Months Ended June 30, 2021	Three Months Ended Sept. 30, 2021	Three Months Ended Dec. 31, 2021	Three Months Ended March 31, 2022	Three Months Ended June 30, 2022	Three Months Ended Sept. 30, 2022	Three Months Ended Dec. 31, 2022
Net Income (Loss)	$(20,454,814)	$(3,555,215)	$(1,834,122)	$(596,720)	$(499,723)	$(1,356,594)	$(3,764,200)	$6,682,249	$(4,020,455)	$8,589,010	$9,158,468	$3,346,133
Plus:												
Income tax expense (benefit)	(6,987,000)	(877,940)	(678,060)	(69,000)	(217,000)	(816,000)	450,949	762,000	33,000	976,000	2,431,000	981,000
Interest expense	346,573	241,191	328,359	301,898	267,865	220,439	204,925	176,719	230,212	286,345	471,716	637,698
DD&A	3,373,518	2,464,568	2,519,996	2,260,649	1,777,817	2,137,707	1,569,631	1,583,760	2,121,116	2,022,832	1,550,410	1,802,114
Impairment expense	29,545,702	358,826	-	-	-	45,855	4,620	5,585	-	6,277	2,703	6,100,696
Less:												
Non-cash gains (losses) on derivatives	3,442,438	(2,537,404)	(2,387,158)	(867,350)	(2,050,712)	(4,482,793)	3,124,035	4,550,499	(11,772,640)	3,282,921	1,639,703	6,265,041
Gains (losses) on asset sales	(7,439)	(1,237)	709,109	16,476	14,082	31,243	247,543	(2,120,927)	2,292,215	693,750	3,558,611	934,207
Plus:												
Cash receipts from (payments on) off-market derivative contracts(1)	-	-	-	-	-	-	8,800,000	(2,688,091)	(2,493,481)	(1,284,024)	(1,057,197)	(903,461)
Restricted stock and deferred director's expense	397,201	169,236	168,306	167,505	216,897	325,697	325,567	323,415	468,598	574,333	1,037,179	569,084
Adjusted EBITDA	**$2,786,181**	**$1,339,307**	**$2,182,528**	**$2,915,206**	**$3,582,486**	**$5,008,654**	**$4,219,914**	**$4,416,065**	**$5,819,415**	**$7,194,102**	**$8,395,965**	**$5,334,016**

PHX MINERALS

19